UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2019 (January 31, 2019)

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

212-790-0000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 6, 2018, Och-Ziff Capital Management Group LLC (the “Company” or “Oz Management”) announced that the Company and certain of its subsidiaries, and Daniel S. Och, the Chairman of the Board of Directors of the Company (the “Board”) and its largest shareholder, entered into a letter agreement dated December 5, 2018 providing for the implementation of certain transactions, as set forth in the term sheet attached thereto (the letter agreement, together with the term sheet attached thereto, as amended, the “Agreement”). The Agreement provides for, among other things, the preparation and execution of further agreements (the “Implementing Agreements”) and other actions to implement the transactions contemplated by the Agreement (the “Recapitalization”).

On January 31, 2019, the parties entered into Amendment No. 2 to the Agreement (the “Amendment”) to extend the date for entry into definitive agreements from January 31, 2019 to February 6, 2019. The parties determined that such extension was necessary to continue the negotiation of the Management Arrangements (as defined below), finalize the other Implementing Agreements and complete the process for obtaining the Majority of the Minority Consent (as defined below) contemplated by the Agreement.

The Agreement provides that the transactions contemplated by the Agreement are, unless otherwise mutually agreed by the Company and Mr. Och, subject to and conditioned upon, among other things, the following previously disclosed conditions: (i) approval by the holders of a majority of the minority of the holders of Class A common units (“Class A Units”) in OZ Management LP, OZ Advisors LP and OZ Advisors II LP (each, an “Operating Partnership” and, collectively, the “Operating Partnerships”) (which for the avoidance of doubt does not include Mr. Och or any holders of Class A Units that receive Class E common units) (the “Majority of the Minority Consent”); (ii) with respect to the amendment to the First Amended and Restated Tax Receivable Agreement, dated as of January 12, 2009, by and among the Company, certain Company subsidiaries and the current and former limited partners of the Operating Partnerships (as amended, the “Tax Receivable Agreement”), approval by the requisite beneficiaries under the Tax Receivable Agreement; (iii) consent of the lenders under the Credit and Guaranty Agreement, dated as of April 10, 2018, among the Operating Partnerships, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent; (iv) the absence of a material adverse effect on the Company from and after the date on which the transactions contemplated by the Agreement are announced; (v) the execution of definitive release agreements by the applicable releasing parties; (vi) the receipt by the Company of a customary solvency opinion; (vii) the Company and its subsidiaries and members of senior management entering into binding Management Arrangements regarding commitments, compensation and restrictive covenants that are no less favorable than those set forth in the Agreement (the “Management Arrangements”); and (viii) entry into definitive documentation implementing the recapitalization and related transactions.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to the Letter Agreement and Term Sheet, dated January 31, 2019, by and between Och-Ziff Capital Management Group LLC and Daniel S. Och

Forward-Looking Statements

The information contained in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that reflect the Company’s current views with respect to, among other things, the recapitalization and other transactions described herein, including the timing for completing the recapitalization and other transactions described herein; its effect on the Company, including on the Company’s cash flows, balance sheet and earnings; the Company’s ability to create value; the Company’s growth prospects; future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.

Any forward-looking statements contained in this Current Report on Form 8-K are based upon historical information and on the Company’s current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved.

The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions; U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy; the outcome of third-party litigation involving the Company; the consequences of the Foreign Corrupt Practices Act settlements with the SEC and the U.S. Department of Justice; the Company’s ability to implement the conversion and the recapitalization and the other transactions described in this Current Report on Form 8-K, including obtaining all applicable consents and approvals, satisfying all conditions to effectiveness on a timely basis or at all and reaching agreement on the Implementing Agreements relating to all such transactions, and whether the Company realizes all or any of the anticipated benefits from the conversion and the recapitalization; whether the conversion and the recapitalization result in any increased or unforeseen costs or have an impact on the Company’s ability to retain or compete for professional talent or investor capital; conditions impacting the alternative asset management industry; the Company’s ability to retain existing investor capital; the Company’s ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company’s ability to retain its active executive managing directors, managing directors and other investment professionals; the Company’s successful formulation and execution of its business and growth strategies; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business; and assumptions relating to the Company’s operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.

If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, dated February 23, 2018, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The Company does not undertake to update any forward-looking statement, because of new information, future developments or otherwise.

This Current Report on Form 8-K does not constitute an offer of any Oz Management fund.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC (Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and
Executive Managing Director

Date: February 1, 2019